 Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of July 18, 2016, is by and between Golub Capital BDC, Inc., a Delaware corporation (the “Company”), and Estante GBDC Limited, a limited company incorporated and existing under the laws of the British Virgin Islands (the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Company, on the terms and subject to the conditions set forth herein, is issuing and selling to Buyer 1,433,486 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company, at a price of $17.44 per Share;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Issuance, Sale and Purchase of Shares; Closing.

1.1  Issuance, Sale and Purchase. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to the Buyer, and the Buyer shall purchase from the Company, the Shares for and in consideration of delivery by the Buyer of the sum of an aggregate $24,999,995.84 (the “Purchase Price”), payable on July 21, 2016 by wire transfer of immediately available funds to an account designated by the Company.

1.2  Closing. The transfer of the Shares pursuant to this Agreement (the “Closing”) shall occur simultaneously with the delivery to the Company of the consideration described in Section 1.1 above (the “Transaction”).

Section 2.  Representations and Warranties of the Buyer. The Buyer represents and warrants to the Company, as of the date hereof, as follows:

2.1   Organization; Authority. The Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by the Buyer of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Buyer. This Agreement, when executed and delivered by the Buyer, shall constitute a valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

2.2  Private Placement.

(a) The Buyer understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act and applicable U.S. state securities laws by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the Securities Act and exemptions under applicable U.S. state securities laws. The Buyer acknowledges that the Shares are subject to restriction on resale and shall bear the following restrictive legend:

THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF GOLUB CAPITAL BDC, INC. (THE “CORPORATION”) THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) PURSUANT TO an EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (iii) TO THE corporation OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (iii) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES and subject to the corporation’s right prior to any such transfer pursuant to clause (i) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to it.  In addition, THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF any applicable RESALE RESTRICTIONS REFERRED TO ABOVE.

(b)  The Buyer is an accredited investor as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The Buyer is not subject to and is not aware of any facts that would cause the Buyer to be subject to any of the “Bad Actor” disqualifications as described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

(c)  The Shares are being acquired by the Buyer for the Buyer’s own account for investment purposes only and not with a view to resale or distribution. The Buyer was offered the Shares through private negotiations, not through any general solicitation or general advertising.

(d)  The Buyer (a) either alone or together with its representatives has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Shares, including, without limitation, a lack of liquidity, pricing availability and risks associated with the industry in which the Issuer operates, (d) has had the opportunity to review the Company’s Offering Memorandum, the Annual Report on Form 10-K for the Company for the fiscal year ended September 30, 2015, the Quarterly Report on Form 10-Q for the Company for the quarter ended December 31, 2015, the Quarterly Report on Form 10-Q for the Company for the quarter ended March 31, 2016 and such other disclosure regarding the Issuer, its business, its financial condition and its prospects as the Buyer has determined to be necessary in connection with the purchase of the Shares, and (e) has had an opportunity to ask such questions and make such inquiries concerning the Company, its business, its financial condition and its prospects as the Buyer has deemed appropriate in connection with such purchase and to receive satisfactory answers to such questions and inquiries.

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(e)  Buyer acknowledges that the Company and/or its affiliates may now or at any other time have material, non public information concerning the Company, its subsidiaries, the Shares and/or the markets in which the Company operates (which may include information relating to the Company’s, its subsidiaries’ and its competitors’ financial condition, future capital expenditures, future prospects, projections, including historic and projected financial and other information, business strategies or litigation, settlement discussions or negotiations (all such information is referred to as, the “Undisclosed Information”)) that could affect the value of the Shares and that this information may have not been, and such Undisclosed Information has not been disclosed or otherwise made available to Buyer. Buyer acknowledges and agrees that the Company shall have no obligation whatsoever to or to cause its affiliates to, disclose any such information to Buyer. In knowledge of the foregoing, Buyer willingly agrees to purchase the Shares from the Company on the terms agreed to herein notwithstanding that (a) Undisclosed Information may exist; (b) such Undisclosed Information, if it exists, has not been disclosed by the Company or any of its affiliates; and (c) if known, Undisclosed Information could have a material effect on the terms of the Transaction. Accordingly, the Company shall have no liability to Buyer for damages or losses that arise as a result of entering in to this Transaction.

(f)  The Buyer: (i) is not registered or required to be registered as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) has not elected to be regulated as a business development company under the 1940 Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company.

2.3   No Conflicts; Advice. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Buyer is a party. The Buyer has consulted such legal, tax and

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investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

2.4  Non-Public Information. The Buyer is not purchasing the Shares “on the basis of” (as defined in Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) any material, non-public information about the Shares or the Issuer.

Section 3.  Representations and Warranties of the Company. The Company represents and warrants to the Buyer, as of the date hereof, as follows:

3.1   Authorization of Agreement. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Company. The Company meets all the requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), has filed Form 1120-RIC (U.S. Income Tax Return for Regulated Investment Companies) for each of its tax years beginning with the tax year ended on September 30, 2010 through and including the tax year ended on September 30, 2014, and qualifies as a “regulated investment company” under Subchapter M of the Code. This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

3.2  Authorization of the Shares. The Shares to be sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; no holder of the Shares is or will be subject to personal liability by reason of being such a holder; and the issuance and sale of the Shares to be sold by the Company pursuant to this Agreement are not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person.

3.3  No General Solicitation. No general solicitation or general advertising was used or employed in connection with the Transaction.

Section 4.  Covenants.

4.1  Compliance with Law. Buyer shall comply with any law, rule or regulation of a governmental authority or self regulatory organization (including a stock exchange) in connection with the acquisition of the Shares as well as any subsequent disposition of the Shares.  For the avoidance of doubt, the Buyer shall not directly or indirectly, sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of all or any portion of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge or charge of all or any part of such Shares) except in accordance with (1) the registration provisions of the Securities Act or an exemption from such registration provisions and (2) any applicable U.S. federal or state or non-U.S. securities laws.

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4.2   Regulated Investment Company Status. The Company will use reasonable best efforts to maintain its qualification as a “regulated investment company” under Subchapter M of the Code for so long as the Company remains a business development company regulated under the 1940 Act.

4.3  Waiver and Release. To the fullest extent permitted by applicable law, the Buyer, hereby expressly and forever releases, discharges and waives any and all claims, rights, causes of action, suits, or damages of any kind, whether known or unknown, existing on or arising after the date hereof, against (i) the Company, (ii) all of the Company’s affiliates and (iii) all of the employees, officers, directors, shareholders, members and agents of the Company and its affiliates (collectively, clauses (i)-(iii), the “Released Parties”) to the extent that such claim, right, cause of action, suit or damages arises, directly or indirectly, from the Company’s failure to disclose (or the Buyer’s inability to review) any Undisclosed Information (including, but not limited to, any claims arising under Rule 10b-5 of the Exchange Act). In addition, the Buyer agrees not to pursue or permit the pursuit of any claim, right, cause of action, suit or damages released or waived in this Section 4.2 against any of the Released Parties.

4.4  Removal of Legend. If, after 180 days from the date of issuance of the Shares, the Buyer is not and has not been within the prior 90 days an affiliate of the Company within the meaning of the Securities Act, the Company will arrange (at its expense) for the delivery of an opinion of counsel to assist in the removal of the restrictive legend from the Shares, subject to delivery by Buyer of a customary back-up certificate regarding compliance with Rule 144 under the Securities Act.

Section 5.  Indemnification. The Company shall indemnify, defend and hold harmless the Buyer (and its respective affiliates, directors, officers, employees, successors and assigns) from and against any and all losses, claims, damages, liabilities and expenses based upon, arising out of or otherwise in respect of any material inaccuracy in, or any material breach of, the representations or warranties of the Company and the covenants or agreements made by the Company in this Agreement. The Buyer shall indemnify, defend and hold harmless the Company (and its respective affiliates, directors, officers, employees, successors and assigns) from and against any and all losses, claims, damages, liabilities and expenses based upon, arising out of or otherwise in respect of any material inaccuracy in, or any material breach of, the representations or warranties of the Buyer and the covenants or agreements made by the Buyer in this Agreement.

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SECTION 6.  Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile (upon confirmation of receipt), or 72 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such address as that party may specify by notice to the other party.

Section 7.  Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives and permitted assigns.

Section 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 9.  Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired hereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 10. Entire Agreement. This Agreement represents the entire agreement of the parties hereto with respect to the matters contemplated hereby, and there are no written or oral representations, warranties, understandings or agreements with respect hereto except as expressly set forth herein.

Section 11. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by each party or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.

Section 12.  Further Assurances. Each of the Buyer and the Company hereby agrees and provides further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement.

Section 13.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Each of the parties hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above-written.

GOLUB CAPITAL BDC, INC.

By: /s/ David B. Golub

Name: David B. Golub

Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement Between Golub Capital BDC, Inc. and Estante GBDC Limited]

ESTANTE GBDC LIMITED

By: /s/ Omar Ariss

Name: Omar Ariss

Title: Director

[Signature Page to Securities Purchase Agreement Between Golub Capital BDC, Inc. and Estante GBDC Limited]